Investor Day 2024

2 Introduction INVESTOR DAY 2024 John Hall

Agenda for today

Session	Speakers
Introduction	John Hall Treasurer and Head of Investor Relations
New Frontier Strategic Overview	Michel Khalaf President and Chief Executive Officer
Extend Leadership in Group Benefits	Ramy Tadros Regional President, US Business and Head of MetLife Holdings Missy Plohr-Memming Head of National Accounts Michael Roberts Chief Marketing Officer
Capitalize on Unique Retirement Platform	Ramy Tadros Regional President, U.S. Business and Head of MetLife Holdings Lyndon Oliver Regional President, Asia Adora Whitaker Head of Corporate Development – Mergers & Acquisitions
Accelerate Growth in Asset Management	John McCallion Chief Financial Officer and Head of MetLife Investment Management
Break	
Expand in High Growth International Markets	Eric Clurfain Regional President, Latin America Lyndon Oliver Regional President, Asia Naomi Johnson Head of Strategy and Business Transformation, Latin America
Financial Perspective	John McCallion Chief Financial Officer and Head of MetLife Investment Management
Q&A	
Closing Remarks	Michel Khalaf President and Chief Executive Officer
Sit-down Lunch & Tech Capabilities Showcase	

Please refer to the Appendix for further information regarding each of the presentations at this conference, including endnotes, safe harbor for forward-looking statements, explanatory note on non-GAAP and other financial information and reconciliations, and a glossary of acronyms.

NEW FRONTIER | 3

4 New Frontier Strategy STRATEGIC OVERVIEW Michel Khalaf

Always with you, building a more confident future. Our People Our Customers Our Shareholders Our Communities 5

By delivering for our stakeholders…

Our People

#13 on list of World's 25 Best Workplaces® in 2024[1]

FORTUNE Magazine

22 participating markets[4]

Our Customers

+23pts rNPS[2]

By driving superior customer experience

$220B+ Benefits delivered to policyholders over 5 years[5]

Our Communities

$170M+ MetLife Foundation grants[3]

Named to **America's Most** Just Companies List 2024 – Top 100

Forbes | JUST Capital

MetLife

NEW FRONTIER | 6

We deliver for our shareholders 7 ~100% 5-year TSR1 S&P 500 & ~68% of S&P 500 companies2 >

8 Diversified & resilient Group Benefits 25% Retirement & Income Solutions 26% MetLife Holdings 11% Asia 21% Latin America 13% EMEA 4% $6.5B Adjusted Earnings 20233 Delivered across economic cycles for over 150 years Trusted global brand Leader in attractive markets ~120M customers 40+ markets ~80% covering world premiums2 90+ of Fortune 100 companies1 #1 US Group Benefit provider4 #1 Life insurer in Latin America5 #3 Multinational insurer in Asia7 Top 2 US Retirement Business markets6 The power of our business

‘All-weather’ Next Horizon strategy 9 Focus Generate strong free cash flow by deploying capital and resources to the highest value opportunities Simplify Simplify our business to deliver operational efficiency and an outstanding customer experience Differentiate Drive competitive advantage through our brand, scale, talent, and innovation

Disciplined capital allocation focused on value[1]

Focus

New business[2]	~$16B	High-teens IRRs Short payback periods
Acquisitions[3]	~$2B	Grew high-value businesses Group, MIM, India
Divestitures[3]	~$8B	Exited non-strategic businesses P&C, Legacy block risk transfer, Russia, Argentina, Poland, Greece
Return to shareholders	~$22B	Buybacks: $14.7B Dividends: $7.6B

MetLife

NEW FRONTIER | 10

Consistent capital return across environments 11 Common Stock Dividend Share Repurchases 1.2 4.3 3.3 3.1 2.8 1.6 1.7 1.6 1.6 1.1 2020 2021 2022 2023 3Q2024 YTD Payout Ratio 48% 78% 86% 84% 91% 2020 2021 2022 2023 3Q2024 YTD $2.8 $6.0 $4.9 $4.7 $3.9 1 Capital returned to shareholders, $B Focus

Reduced contribution of MetLife Holdings Reduced Variable Annuity Balances Optimizing business mix to improve value to risk 12 $1.5 $1.9 3Q2019 YTD 3Q2024 YTD +32% 19% 10% 3Q2019 YTD 3Q2024 YTD 27 17 24 21 3Q2019 3Q2024 -26% VA Balances, $BMLH contribution to enterprise adjusted earnings1 Group Benefits, Latin America adjusted earnings, $B Grew capital light businesses -47% MLH adjusted earnings Focus $51B $38B Living benefits No living benefits

Unlocking capacity to invest in our leading businesses 13 Reduced Direct Expense Ratio1 while absorbing impact of divesting lower expense ratio businesses ~80bps Created operating leverage2 to reinvest in growth initiatives $1.2B

Outpacing market in high growth businesses Making strong franchises even stronger 14 Differentiate Retirement Accessed new markets and attracted significant inflows (~$240B4 last 5 years) Japan Won share to reach #4 position by growing ~2x above market2 Group Benefits Widened #1 position with 16% share, growing above market1 Mexico Widened #1 position with 17% share, growing above market3 Grew faster than the market in India, Brazil, and China5 Expanding leadership position in largest businesses

$1.2B 2020-2024E Create ~$1B additional capacity to accelerate growth over 5 years $21B 2020-2024E Generate ~$20B of distributable cash2 over 5 years 15.1% 3Q YTD 2024 Deliver 12–14% Adjusted ROE1 Accretive Returns Strong Free Cash Flow 15 Beat all of our Next Horizon commitments Positive Operating Leverage

MET’s superior value proposition: higher returns, lower risk 16 8% 12% 16% 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2017-2019 2022-3Q2024 Average industry3 Beta 2022-2024=1.055 R a w b e ta 1 ROE2 Average industry3 ROE 2022-3Q2024=10.5% MET MET

Powerful macro trends driving opportunities 17 Global demographic shifts …fueling retirement, health & protection needs Democratization of financial services …expanding our addressable market AI reshaping customer expectations …advantaging scaled players investing in technology for growth & efficiency Convergence of asset management & insurance …creating greater opportunity for integrated business models Higher interest rates …increasing the attractiveness of fixed rate products

How does ChatGPTSM define New Frontier? “New Frontier refers to areas of opportunity that a company can explore for growth and innovation, pushing beyond the status quo and taking calculated risks in search of significant competitive advantages and potentially high rewards.” 18

Building from a position of strength NEW FRONTIER To deliver growth and attractive returns with lower risk In highly attractive markets With deep competitive moats Poised to capitalize on strong tailwinds 19

New Frontier strategic priorities 20 Extend leadership in Group Benefits Capitalize on unique retirement platform Accelerate growth in asset management Expand in high growth international markets 1 2 3 4 Power of SCALE Strategic DIVERSIFICATION Distribution INNOVATION Cutting-edge TECHNOLOGY

21 Scale, technology, and discipline will carry the day EXTEND LEADERSHIP IN GROUP BENEFITS

Best positioned to win in most attractive segment of US life 22 #1 3x next competitor1 $1.9B+ tech investment since 20193 ~1-2% More Employers, More Products4 ~1-2% Greater Employee Participation4 ~2-3% GDP growth4 Growing 1.5x faster than market2

23 Playing to our strengths in high-value segments with significant potential CAPITALIZE ON UNIQUE RETIREMENT PLATFORM

Strong platform to capitalize on trends 24 Deliberate focus on highly attractive segments: material markets with stable, predictable growth That play to our strengths and discipline Yielding very strong risk adjusted returns and capital flexibility ~$240B Inflows over last 5 years1 ~$380B Retirement liabilities2 Diversified sources of liabilities The Power of our Business Our approach is differentiated

25 Unique capabilities drive superior risk adjusted returns ASSET MANAGEMENT Strong track record across cycles LIABILITY ORIGINATION Robust and consistent flow CAPITAL Extensive access to capital CAPITAL ASSET MANAGEMENT LIABILITY ORIGINATION

26 MetLife Investment Management at inflection point, on path to $1T Total AUM ACCELERATE GROWTH IN ASSET MANAGEMENT

Scale across asset classes and client types Multi-decade outperformance The power of MetLife brings unique advantages Contributes to higher enterprise returns 27 $609B Total AUM1 $177B Institutional Client AUM1 since 3rd party business launch Top player across fixed income and private capital

28 Valuable contributors today, major contributors tomorrow EXPAND IN HIGH GROWTH INTERNATIONAL MARKETS

Group Benefits 25% Retirement & Income Solutions 26% MetLife Holdings 11% Asia 21% Latin America 13% EMEA 4% $6.5B Differentiated international earnings power 2023 Adjusted Earnings1 • Our international businesses drive ~40% of adjusted earnings • With access to highly attractive growth markets: Mexico, India, China, Brazil • These are well-established, profitable franchises, outpacing peer growth2 • And present material growth opportunities 29

Massive opportunity in high growth international markets 30 MEXICO BRAZIL INDIA CHINA 40% of global population1 $0.5T Life market2 ~8% GWP growth forecast3

NEW FRONTIER Commitments STRONG GROWTH ATTRACTIVE RETURNS ALL-WEATHER PERFORMANCE 15-17% Adjusted ROE from 12-14%2 -100bps Direct Expense Ratio from 12.3%3 $25B+ Free Cash Flow4 from ~$20B Double-digit Adjusted EPS Growth from 6%1 31 METLIFE’S SUPERIOR VALUE PROPOSITION

Growth, attractive returns, lower risk In highly attractive markets With deep competitive moats Poised to capitalize on strong tailwinds NEW FRONTIER

33 Market leader best positioned to drive growth and expand margins EXTEND LEADERSHIP IN GROUP BENEFITS Ramy Tadros Missy Plohr-Memming Michael Roberts

MetLife best positioned to capitalize on market forces


Employer
Employee
MetLife
SCALE + TECHNOLOGY
Environment
Distribution

Employers expanding benefits via workplace

~60%

employers expect to offer more benefits to their workforce[1]

Consumers remain highly underinsured

~50%

employees are confused when choosing their benefits[2]

Employers grappling with complexity

Workers eligible
Paid Family & Medical Leave[3]

36M ▶ **104M**

2019 2027

Significant channel consolidation

Top-20 Brokers
Market share[4]

61% ▶ **71%**

2019 2022

MetLife
NEW FRONTIER | 34

35 Market size in Premiums1 ~$285B Total Addressable Market Large and expanding market opportunity Our Share1 National Accounts Regional Business $18B $6B 25% 8% ~$100B~$35B Current Market ~$150B The Opportunity More Employee Participation More Products $24B of

Market leader with scale advantage 36 Largest non-medical carrier, 3 times next competitor Market leader across most diverse industry portfolio Outpacing market growth rate by 1.5x Group Benefits in Force Premiums1,3 (2023) CBA Top-3 Competitors Disability #2 Life #1 Dental #2 Vision #1 Voluntary #1 Our Market Position2,3 (2023) Growth Rate in PFOs (CAGR 2019-2024E4) 6.4% 4.1% Peer group5

Next Horizon laid foundation for continued outperformance 37 Adjusted PFO growth1 Adjusted Earnings growth1 Disciplined underwriting leading to responsible growth Capital light, investment heavy +$1.9B in tech2 & capabilities Significant product expansions Vision, Leave & Absence, Pet Insurance $300M+$6.5B+

NEW FRONTIER Driving Growth and Expanding Margins 38 Margin Expansion National Accounts Regional Business More Products, More Employee Participation More Employers, More Products Mix of Business, Efficiencies

More Products with employers

National Accounts (5,000+ employees)

High persistency, strategic customer base

Build on loyal customer base, strategic relationships

>95%

persistency with large employers[1]

94

Fortune 100® Companies[1]

40M

Eligible Employees[1]

More products

Add new coverages via industry's widest portfolio

Average # of MetLife products per customer[1]



~12
3.2
2.7
2019
3Q2024 YTD
Avg. total # of products on employer shelf[2]

Rising demand for Leave Management

Industry-best capability & delivery, drives stickiness and growth

MetLife Leave Management covered lives[1]



+17%
CAGR
3.7M
1.7M
2019
3Q2024 YTD

MetLife

NEW FRONTIER | 39

My Leave Navigator Simplifying the way employees plan and manage leave 40 1 in 5 Employees on leave annually1 42% Employers that do not outsource leave administration 2 98% Leave business quoted with other products 3

Poised to grow More Employees with large employers National Accounts (5,000+ employees) 41 Growing employee participation ..by demystifying benefits Employee participation rates1 on coverages issued in 2019 16% average participation per customer1 Employee Pain Points 2019 3Q 2024 YTD 9.3% 13.8% 12.8% 21.1% Accident & Health Legal Plans Choosing benefits Using their benefits

42

Poised to grow More Employees with large employers National Accounts (5,000+ employees) 43 Growing employee participation ..by demystifying benefits Employee participation rates1 on coverages issued in 2019 16% average participation per customer1 Employee Pain Points 2019 3Q 2024 YTD 9.3% 13.8% 12.8% 21.1% Accident & Health Legal Plans Choosing benefits Using their benefits

Accelerating growth in fragmented market

Regional Market (Below 5,000 employees)

Fragmented market

Significant room to grow from our current position

Top-5 carriers	Market share[1]
Carrier A	10.9%
#2 MetLife	8.5%
Carrier B	6.4%
Carrier C	5.7%
Carrier D	5.0%

Distribution advantage

Partnering for strategic growth in consolidating market

Trusted broker relationships

AON, MarshMcLennan Agency, ACRISURE

Integrations with Benefits Admin & Human Capital

ADP, workday, employee NAVIGATOR, PLANSOURCE, bswift, businessolver

Product whitespace

Down-market access to full enterprise product suite

~3 of 4

employers do not offer complete voluntary suite[2]

MetLife
NEW FRONTIER | 44

Expanding margins through mix shift and efficiencies 45 Discipline drives underwriting stability through cycles Focused growth in higher margin segments Driving operating leverage via digitization and automation enabled by AI Mix of business EfficienciesDiversified portfolio

NEW FRONTIER 46 METLIFE’S SUPERIOR VALUE PROPOSITION EXTEND LEADERSHIP IN GROUP BENEFITS Levers to expand margins Market leader with unmatched scale and technology Sustainable growth trajectory

47 Playing to our strengths in high-value segments with significant potential CAPITALIZE ON UNIQUE RETIREMENT PLATFORM Ramy Tadros Lyndon Oliver Adora Whitaker

Scaled liability and asset origination platform 48 ~$240B Inflows over last 5 years1 ~$380B Retirement balances2 Diversified sources of liabilities US UK JAPAN

Competitive advantages drive sustainable value creation 49 Diversified liability origination across retail and institutional channels Focus on segments that play to our strengths Deep investment management expertise with established track record Dynamic allocation of capital to attractive markets Robust risk-adjusted spreads and fee earnings Long duration, predictable balances managed by MIM Competitive advantages Driving value for MetLife

Retirement and Income Solutions: diversified set of market leading businesses 50 Product Market Position1 Liability Balances2 Pension risk transfer #2 ~$95BStructured settlements #1 Income annuities #1 Corporate owned life insurance #1 ~$59BLongevity reinsurance #4 Post-retirement benefit funding #1 Defined contribution investment option #2 ~$72B Global funding agreements #1 ~$60B Annuities Risk Solutions Stable Value Capital Markets RIS

Strong Next Horizon performance 51 … across our diverse businessesGrew balances above targets Balance growth 3Q2019-3Q2024 (CAGR) Spread balances Fee balances Total balances Historical Outlook1 2-4% 6.0% 3.6% 4.7% UK Longevity Reinsurance Structured Settlements US PRT US Pension Risk Transfer #2 in market2 with $33B of sales over 5 years3 Went from standing start in 2020 to $26B of balances4 #1 in market2 with $3B of sales in 2023

Market forces fueling demand for our RIS business 52 Tailwinds across diversified markets Large and well-funded Defined Benefits plans Supported by demographics and higher rates Continued institutional demand for de-risking Established role of capital preservation in Defined Contribution plans Access to retirement income via institutional channels Liabilities Funding level £1.4T 3 115% 4 $3.2T 1 104% 2

NEW FRONTIER Leverage unique global retirement platform 53 321 Disciplined growth in the core Expand new liability origination Enhance capital flexibility

Current markets provide significant source of growth

1 Disciplined growth in core markets

US Jumbo PRT	UK Longevity Reinsurance	Structured Settlements
$50B annual market flows[1]	**£50B** annual market flows[2]	**$8B** annual market flows[3]
~80% of defined benefit plan assets in Jumbo plans[4]	UK insurers seek high quality re-insurance partners	Large settlements and higher rates fueling growth

Financial strength and flexibility make MetLife a highly valued partner

MetLife

NEW FRONTIER | 54

Strong growth potential in adjacent markets 55 UK Funded Reinsurance Retail Annuity Reinsurance 2 Expand new liability origination £50B primary market1 looking for reinsurance solutions Local carrier capacity is constrained $300B+ annual sales2 Opportunity exists in simple, low-risk products (RILA, FA, FIA) Financial strength and flexibility make MetLife a highly valued partner

Track record of outperforming the Japanese market 56 Leading market position from #6 in 20191 GA AUM growth 2019-20232 New Business ANP growth vs market3 #4 5% 1.7x 51-year track-record in the market Scaled multi-channel distribution #1 General Agency4 • Top 10 across all channels4 Comprehensive market-leading products #1 USD products4 • Top 10 across all categories4

-0.4% 1.1% Changing environment fueling retirement opportunity 57 Growth after decades of stagnation Aging population driving retirement gap2 Shift from cash to longer-term investment GDP1 Aging population2 (65+) Household financial assets4 0.5% 1.9% 2019 2025 2019 2025 Inflation1 $3.0T 2022 $6.2T 2050 29% 2022 38% 2050 Retirement gap3 $7.9T of financial assets in cash and deposits Cash & deposits5 51% 33% 15% Shift accelerated by new government incentives Japan UK US

• Extensive bancassurance partnerships Leading platform for retirement liability origination Best positioned to win in the changing environment 58 Breadth of Distribution Product Innovation • Broad agency coverage • Technology enabled value-added services • Leadership in FX, expanding in single premium Yen 1 Disciplined growth in the core 2 Expand new liability origination

NEW FRONTIER Leverage unique global retirement platform 321 Disciplined growth in the core Expand liability origination Enhance capital flexibility 59

Capital as a force multiplier 60

Sidecar to enhance capital flexibility and drive growth 61 Capital flexibility Access third-party capital to fuel growth Growth Expand liability origination beyond balance sheet capacity Value Drive AUM growth and recurring fee-income for MIM Retirement trends driving significant liability growth opportunity… 1 2 3

NEW FRONTIER 62 METLIFE’S SUPERIOR VALUE PROPOSITION CAPITALIZE ON UNIQUE RETIREMENT PLATFORM Leverage third party capital to fuel growth Focus on high-value segments that play to our strengths Trends enhancing market attractiveness

63 World-class platform positioned to capitalize on growing demand for fixed income and private market access ACCELERATE GROWTH IN ASSET MANAGEMENT John McCallion

64 • World-class asset manager at inflection point, on path to $1T in Total AUM • Attractive fee-based, capital-light, and high-quality cash flow business model • Accretive to enterprise ROE

Top 25 institutional investment manager globally[1]

- Growing global asset management platform with scale across asset classes and investor type
- 150+ years insurance asset management heritage
- Multi-decade fixed income outperformance[2] and differentiated and market leading asset origination platform
- Unique **access to MetLife's General Account** and scaled liability origination
- Long-tenured deep credit and Asset Liability Management investment expertise

$609B Total AUM[3]	455 Institutional mandates[4]
$177B Institutional Client AUM Since launch in 2012[3]	40 Markets served
22 Global offices	~1,100 Global employees[4]
~600 Investment professionals[4,5]	~20 yrs Average tenure for senior leadership

MetLife

NEW FRONTIER | 65

66 Scaled fixed income, private credit and real estate manager Total AUM1 Institutional Client AUM1 By core capability By client type $609B $177B49% 22% 18% 11% Public Fixed Income Private Credit Real Estate Other2 38% 36% 18% 8% Insurance Pension Sub-Advisory Other3

$38.5 $79.7 2017 3Q2024 Scaled public fixed income positioned for growth 67 # strategies 0 2 4 6 8 10 12 14 16 18 1-Year 3-Year 5-Year 10-Year First Quartile Second Quartile Third Quartile Fourth Quartile 11% CAGR Risk adjusted return1 Strong performance over multiple cycles Institutional Client AUM2 ($B) Public fixed income AUM

1st in private fixed income assets managed for third-party general accounts3 #1 infrastructure debt investment manager based on worldwide assets1 #1 real estate investment manager based on worldwide assets2 #1 US agricultural mortgage lender outside of government sponsored enterprises4 Industry leader across major private asset classes 68

High-quality and scaled Private Credit origination platform 69 $117B Cumulative private credit origination1 A3 Weighted average rating at origination2 3 bps Weighted average loss rate4 111 bps Weighted average excess spread3

Leading global Real Estate origination platform 70 $96B Cumulative CML/AML origination and Real Estate Equity acquisitions 174 bps Weighted average CML/AML excess spread1,2,4 A Average CML/AML rating at origination1,4 7 bps Weighted average CML/AML loss rate3,4

Growth opportunities Positioned to capture industry trends 71 Trends Rise of Non-Bank Lenders Significant Global Infrastructure Needs Insurance Outsourcing Fixed Income Tailwinds Industry Consolidation Drives flows into private credit origination Leverage MIM’s leading market position1 in infrastructure debt 150+ year insurance asset manager tested across market cycles Scaled public and private fixed income manager poised to capture opportunities Well positioned as a consolidator in a fragmented market

NEW FRONTIER 72 Enabled by talent and culture, investment excellence and strategic relationships Accelerate growth in core segments Expand product offerings & channels Harness the power of MetLife

Insurance Asset Management 150+ years of managing the MetLife General Account 73 Asset liability management expertise Customized portfolio solutions support Deep strategic relationships Strong growth opportunities in Life, P&C, Health Global insurance industry AUM managed by third party investment managers1 2.1 2.8 1.4 1.9 1.5 2.2 2023 APAC EMEA Americas2 $5.0 $6.9 2028E 7% CAGR By region, $T Accelerate growth in core segments

Leveraging our capabilities for the broadest set of investor needs 74 Investment grade / core Higher risk / yield products 150+ years of insurance asset management Leveraging high-grade capabilities to accelerate growth in core segments Expanding higher yield product capabilities Target return seeking portion of client portfolios across MIM’s key investor channels Expand product offerings & channels Capabilities at scale Adjacency-driven growth

Size and scale strengthen key competitive advantages Harness the power of MetLife 75 Liability origination capabilities Strategic capital for organic and inorganic growth Operating leverage Institutional relationships

NEW FRONTIER 76 METLIFE’S SUPERIOR VALUE PROPOSITION ACCELERATE GROWTH IN ASSET MANAGEMENT Poised to capture market trends, including industry consolidation Scaled global fixed income, real estate manager with 150+ year history Differentiated performance and private origination

77 Valuable contributors today, major contributors tomorrow EXPAND IN HIGH GROWTH INTERNATIONAL MARKETS Eric Clurfain Lyndon Oliver Naomi Johnson

Large and attractive market growth opportunities… 78 MEXICO BRAZIL INDIA CHINA 40% of global population1 $0.5T Life market2 24% of global GDP3

79 …amplified by secular trends 1.1% 2.8% 2.1% 0.7% 4.1% Mature markets 6.0% 9.0% 8.0% 8.0% 3.5% Mature markets 7.2% 10.5% 11.0% 10.0% Mexico 4.5% Mature markets India China Brazil Growing middle class Low insurance penetration Fast growing insurance markets Growth of median wealth per adult 2020-20261 2023 Life insurance penetration2 Life insurance GWP forecast CAGR3

Mexico: Large growing market with significant runway 80 Large growing market $1.8T GDP1 1.1% Insurance penetration $26B GWP in 20232 #1 Life insurance market in Latin America, growing at 6%3 ~10% of total population has health insurance4 Low penetration driving insurance growth

Market leader with a highly attractive growing business 81 Largest Life Insurance company 17.2% market share3 Well-diversified distribution in group and retail 8k+ agents • 700+ government entity agreements 17 distribution partnerships Capitalizing on rising insurance awareness and flight to quality 5-year dividends1$1.8B Sales growth (2019-2023 CAGR)15% Adjusted PFO growth (2019-2023 CAGR)13% Customers213M+

Grew flagship government and doubled private business 82 42% 58% 2019 53% 47% 2023 Private Government $1.9B $3.1B+13% CAGR Continued to grow flagship government business Capitalized on our brand, expertise and scale to fuel growth in private business… …now over 50% of our total Mexico business Mexico Adjusted PFOs

Private business opportunity (GWP)1 Poised to further capture significant opportunity in private business Top-5 Carriers Market Share Carrier A 17% Carrier B 13% 11% Carrier C 9% Carrier D 8% $23B market • Continue to expand agency • Extend leadership in group benefits • Rapidly scale digital distribution #3 83

India: Massive, growing untapped market 84 Favorable macro and regulatory environment Fastest growing economy Demographics fueling demand Low penetration driving insurance growth 5th Largest economy, $3.5T GDP1 1.4B Most populated country in the world2 ~3% Insurance penetration3 7% 2023-2029 avg. YoY GDP growth4 47% Growing middle-class (middle-class by 20305) #5 Life insurance market in the world by 20326

Meaningful value creation while outpacing the market 85 Among foreign players1#5 Sales growth vs industry 2019-202321.5x Industry EV multiples4 5-year average2.6x Leading JV with Punjab National Bank (PNB) 2nd largest public sector bank.5 Access to 117M customers Strategically increased ownership of JV to 49% From 26% Broad, multi-channel distribution 15 bank partners • 28k agents Comprehensive product portfolio Innovative digital capabilities deepening reach & engagement 2024 EV (based on 100% ownership)3 11% 2019-2024 CAGR~$0.9B

Significant upside to PNB partnership

Opportunity through PNB

pnb

~50%
of PNB MetLife sales[1]

10k	52%	117M	1.5%
Number of branches	Branch activation	Number of customers	MetLife penetration[2]

- Double sales force productivity via digital capabilities and new customer solutions
- Grow active branches with emphasis on urban and metro areas
- Further deepen integration with PNB

MetLife
NEW FRONTIER | 86

China: Business outpacing the market, valuable option for future growth 87 GWP growth vs market 2019-20231 Embedded Value 2023, at 100% ownership2 MetLife dividends paid 2019-20233 1.5x $3.3B $339M 20-year history leading foreign JV with 50% ownership Extensive footprint with access to 54% of China GDP4 across 29 cities and 11 provinces Diversified distribution 8k professional agents • 20+ bank partners Comprehensive product portfolio Health, protection, retirement and wealth management Differentiated & innovative digital capabilities Promoting customer care and empowering agents

Brazil: Disruptive forces unlocking insurance potential 88 $2.2T GDP1 ~90% internet and mobile penetration2 8% Life insurance market average annual growth3 ~80% of all banking transactions are digital4 Large growing market Leapfrogged digital adoption

Innovation allowed us to capitalize on market disruption 89 6M 57M 30M 32M 94M 24M 9M 54M 155M 69M 76M 108M 99M 120% CAGR Digital banks/ wallets 8% CAGR Traditional banks Banks Existing distribution partnership Significant disruption in financial services Led by digital native financial banks and ecosystems Strategically positioned to win Gained access to 100M+ potential customers Number of customers1 XP Original C6 Inter Nubank Neon Stone Mercado Pago Caixa Santander Banco do Brasil Bradesco Itaú

Fastest growing insurer fueled by distribution innovation 90 Sales growth 2019-2023 CAGR26% Outpacing the market GWP 2019-202312.4x 2023 Sales~$300M Customers2~9M Fastest growing life insurer over the past 3 years1 Diversified portfolio of 20+ distribution partners including traditional and native digital players Differentiating digital distribution capabilities driven by a culture of innovation and transformation

91

Rapidly deploying across new geographies and industries • Rapid expansion across geographies and industries supported by market trends • Significant growth in 1 year since launch1 14 Partners +4M Customers $100M Adjusted PFOs 92

NEW FRONTIER 93 METLIFE’S SUPERIOR VALUE PROPOSITION EXPAND IN HIGH GROWTH INTERNATIONAL MARKETS Valuable contributors today, major contributors tomorrow Well-established businesses in highly attractive growth markets In strong position to capitalize on secular trends

94 New Frontier is a clear strategy to accelerate growth and deliver attractive returns through all-weather performance FINANCIAL PERSPECTIVE John McCallion

$1.2B 2020-2024E Create ~$1B additional capacity to accelerate growth over 5 years $21B 2020-2024E Generate ~$20B of distributable cash2 over 5 years 15.1% 3Q YTD 2024 Deliver 12–14% Adjusted ROE1 Accretive Returns Strong Free Cash Flow 95 Beat all of our Next Horizon commitments Positive Operating Leverage

NEW FRONTIER Commitments STRONG GROWTH ATTRACTIVE RETURNS ALL-WEATHER PERFORMANCE 15-17% Adjusted ROE from 12-14%2 -100bps Direct Expense Ratio from 12.3%3 $25B+ Free Cash Flow4 from ~$20B Double-digit Adjusted EPS Growth from 6%1 96 METLIFE’S SUPERIOR VALUE PROPOSITION

97 Double-digit adjusted EPS growth driven by organic growth and capital management Organic growth 6%+ Business growth driven by topline growth and margin expansion Capital management 4%+ High cashflow conversion drives payout ratio

Adjusted ROE targets 98 Enhancing ROE through operational, financial and business mix initiatives Next Horizon target1 New Frontier target 12-14% 15-17% Accelerating MLH run-off Driving expense efficiency Generating attractive New Business IRR

99 Internal Rate of Return 2019 2020 2021 2022 2023 15% 17% 17% 17% 19% Capital Deployed ($B) $3.8 $3.2 $2.8 $3.7 $3.6 VNB1 ($B) $1.8 $1.9 $1.9 $2.3 $2.6 Payback (years) 7 6 6 6 5 Deploying capital at attractive IRR and shorter payback periods

100 Reducing contribution of MetLife Holdings 19% 10% 3Q2019 YTD 3Q2024 YTD -47% MLH adjusted earnings MLH contribution to enterprise adjusted earnings1 (%) Normal run-off of business 2023 reinsurance transaction Lower variable investment income

101 Expense discipline drives Direct Expense Ratio improvement Driving operational excellence and enhancing customer experience Leveraging technology and business process re-engineering to drive significant efficiencies Continue to free up capacity to invest in business growth ~20% average efficiency2 across major processes 12.3% 11.3% Next Horizon1 New Frontier 2029 Direct Expense Ratio targets

Disciplined investment strategy supports a narrower range of outcomes 102 Diversified, high quality portfolio 32.9% 18.8%14.3% 10.3% 8.0% 6.0% 3.9% 3.6% 2.2% Investment Grade Corporate Net Mortgage Loans2 Structured Products Foreign Government U.S. Government and Agency Cash and Short-Term Investments3 Corporate Equity Real Estate Equity Below Investment Grade Corporate Disciplined asset liability management for resiliency across market cycles Highly diversified portfolio supported by deep expertise Diversification and expertise enhance relative value $432B General Account AUM1

Disciplined capital allocation strategy 103 Compelling M&A transactions that will further differentiate our business Tactical share repurchases and growing dividends per share Deploy capital to continue growing in our core businesses and high growth markets Strategic and disciplined M&A Return excess capital to shareholders Support organic growth

104 Free cash flow growth is a key differentiator ~$20B Next Horizon (2019-2024) $25B+ New Frontier (2024-2029) Sustained growth in free cash flow1 High free cash flow conversion (65-75%) Disciplined capital allocation strategy Well-established track record of capital optimization Cumulative 5-year Free cash flow1 targets

NEW FRONTIER 105 FINANCIAL PERSPECTIVE Delivering $25B+ in free cash flow1 Well positioned to drive growth Committed to strong returns, delivering 15-17% adjusted ROE

106 New Frontier Strategy CLOSING REMARKS Michel Khalaf

NEW FRONTIER Commitments STRONG GROWTH ATTRACTIVE RETURNS ALL-WEATHER PERFORMANCE 15-17% Adjusted ROE from 12-14%2 -100bps Direct Expense Ratio from 12.3%3 $25B+ Free Cash Flow4 from ~$20B Double-digit Adjusted EPS Growth from 6%1 107 METLIFE’S SUPERIOR VALUE PROPOSITION

MetLife’s executive leadership team An experienced, diverse, and engaged set of insurance and financial services leaders Michel Khalaf President & Chief Executive Officer Over 30 years in the industry John McCallion Executive Vice President Chief Financial Officer Head of MetLife Investment Management Over 25 years in the industry Eric Clurfain Regional President, Latin America Over 25 years in the industry Marlene Debel Executive Vice President Chief Risk Officer Head of MetLife Insurance Investments Over 30 years in the industry Nuria Garcia Regional President, EMEA 25 years in the industry Michael Roberts Executive Vice President Chief Marketing Officer Over 25 years in the industry Lyndon Oliver Regional President, Asia Over 35 years in the industry Bill Pappas Executive Vice President Head of Global Technology and Operations 30 years in the industry Ramy Tadros Regional President, U.S. Business Head of MetLife Holdings Over 20 years in the industry Monica Curtis Executive Vice President Chief Legal Officer Over 15 years in the industry Shurawl Sibblies Executive Vice President Chief Human Resources Officer Over 25 years in the industry 108

Growth, attractive returns, lower risk In highly attractive markets With deep competitive moats Poised to capitalize on strong tailwinds NEW FRONTIER

110

Appendix •Endnotes •Safe Harbor for forward-looking statements •Explanatory note on non-GAAP and other financial information and reconciliations •Glossary of acronyms 111

Endnotes Slide 6 1 World’s Best Workplaces list (2024). 2 Relationship Net Promoter Score (rNPS) gain across priority markets from 2019 to 3Q2024. 3 Total giving between January 2020 through 3Q2024. 4 Great Place to Work (2024). 5 Benefits to policyholders including claim and reserve related activity from October 2019 through September 2024. 7 1 As of 1/1/2020 to 12/5/2024. 2 Teneo analysis for S&P 500 TSR 1/1/2020 to 12/5/2024. 8 Note: As of 12/31/2023, unless otherwise indicated. 1 MetLife Book of Business analysis (2024). 2 MetLife presence in countries representing ~80% of world GWP. MetLife internal analysis based on Swiss Re Sri Sigma report No. 3/2024. 3 Excludes Corporate & Other losses of $882M. 4 Based on PFOs. MetLife internal analysis of in-force, industry market data self-reported to LIMRA (2023). 5 Based on GWP. Latino Insurance (2023). 6 Based on (i) sales of PRT, Structured Settlements, and Institutional Income Annuities as of 2Q2024 (LIMRA Secure Retirement Institute®); (ii) sales of COLI as of 2Q2024 (IBIS Associates and MetLife market intelligence); (iii) sales of Post Retirement Benefits and Capital Markets as of 2Q2024 (MetLife internal analysis); and (iv) in-force for Stable Value as of 2Q2024 (Valerian Capital Group). 7 As of 12/31/22. Based on GWP. MetLife internal analysis of publicly available information. 10 1 Data from January 2020 until 3Q2024, unless otherwise indicated. 2 Capital deployed for new business considers 2020-2023 actuals and 2024 estimate. 3 At gross price. 11 1 Paused shareholder buybacks for Q2 and Q3 in 2020; Acquired Versant Health for $1.7B. 12 1 Excludes Corporate & Other losses of $510M and $710M for 3Q2019 YTD and 3Q2024 YTD, respectively. 13 1 2019 (adjusted for LDTI approximately +30bps) through 2024E. 2 Operating leverage from 2020 to 2024E. 14 1 Based on PFOs 2023. Reflects MetLife internal analysis of in-force, industry market data self reported to LIMRA. Growth based on MetLife internal analysis of publicly reported data in quarterly financial statements/supplements (2019-3Q2024). 2 MetLife rank based on Japan statutory 2023 premium income. Growth based on Japan statutory ANP from 2019 to 2023 as reported in Japan statutory financial disclosures. 3 Based on GWP. Asociación Mexicana de Instituciones de Seguros website (2023). 4 Reflects $185B in US and UK (RIS - Capital Markets only including Global GICs) and $56B in Japan (3Q2019-3Q2024). 5 For India, based on Annualized New Business Premium (India statutory sales disclosures (April 2019-March 2024)). For Brazil, based on GWP (Superintendência de Seguros Privados (2019-2023)). For China, based on GWP (China National Financial Regulatory Administration (2019-2023)). 15 1 Next Horizon target of 12-14% communicated at Investor Day 2019, was updated to 13-15% in 4Q2022 earnings call. 2 Represents free cash flow of all holding companies. 16 1 Bloomberg. 2 As defined by each company in their publicly available data. 3 MetLife internal analysis based on publicly available data for Aflac US, Principal, Prudential Financial, UNUM, Brighthouse Financial, Jackson Financial, Globe Life, Lincoln Financial, Ameriprise Financial, Corebridge Financial, Equitable Holdings, Voya Financial and MetLife. 112

Endnotes Slide 18 All third-party product names, brands and marks shown or mentioned are the property of their respective owners and their use does not imply affiliation, sponsorship or endorsement by such owners.  22 1 Based on PFOs 2023. Reflects MetLife internal analysis of in-force, industry market data self-reported to LIMRA. 2 Growth based on MetLife internal analysis of publicly reported data in quarterly financial statements/supplements (2019-3Q2024). Peer group includes UNUM, Colonial Life, Prudential Financial, Lincoln Financial, The Hartford, Principal, Aflac US, Voya and Allstate. 3 Technology spend 2020 to 2024E. 4 High level annual growth rates by driver 2024-2029. 24 1 Reflects $185B in US and UK (RIS - Capital Markets only including Global GICs) and $56B in Japan (3Q2019-3Q2024). 2 Reflects $285B in US and UK (RIS) and $93B in Japan at 3Q2024. 25 Note: For further information on Chariot Re, see MetLife, Inc.’s Current Report on Form 8-K furnished to the US Securities and Exchange Commission on December 11, 2024. 27 1 As of 9/30/2024. At estimated fair value. 29 1 As of 12/31/2023. Excludes Corporate & Other losses of $882M. 2 For Mexico, based on GWP (Asociación Mexicana de Instituciones de Seguros website (2023)). For India, based on Annualized New Business Premium (India statutory sales disclosures (April 2019-March 2024)). For Brazil, based on GWP (Superintendência de Seguros Privados (2019-2023)). For China, based on GWP (China National Financial Regulatory Administration (2019-2023)). 30 1 As of 2023. United Nations Population Division website. 2 Life industry market premiums in 2023. Sri Sigma Number 2/2024 report (Mexico, India and China). Susep website (Brazil). 3 McKinsey 2024-2029 projections (Mexico, Brazil and China). India Swiss Re Institute 2023-2032 projections, India's Insurance Market 2023 report. 31 Note: All New Frontier 2024-2029 commitments are shown as compared to Next Horizon commitments made at Investor Day 2019, except as otherwise indicated. 1 Not a Next Horizon commitment. Adjusted EPS growth of 6% from 2019 to 2024, includes annualized results for 2024 based on 3Q2024 YTD. 2 Next Horizon target of 12-14% communicated at Investor Day 2019, was updated to 13-15% in 4Q2022 earnings call. 3 Direct expense ratio target communicated at Investor Day 2019 (adjusted for LDTI approximately +30bps), was updated to 12.3% in 4Q2023 earnings call. 4 Represents free cash flow of all holding companies. 34 1 US Employee Benefits Trends Study (2024), MetLife research. 2 Harvard Business Review Analytic Services Pulse Survey: Health Operating Systems: Solving the Employee Benefits Navigation Puzzle (2021). 3 Workforce in States with Paid Family Leave. US Department of Labor (Sept. 2024). 4 MetLife internal analysis of available Form 5500 data (2019-2022), which includes private sector employers (with 100-4,999 lives) subject to Employee Retirement Income Security Act reporting requirements. 35 1 MetLife internal analysis based on 4Q2023 self-reported industry market data (LIMRA) and MetLife Book of Business. National Accounts includes Federal; Regional Business includes professional employer organizations & associations. 113

Endnotes Slide 36 1 Excluding dental equivalents. Reflects MetLife internal analysis of in-force, industry market data self reported to LIMRA. 2 MetLife internal analysis of sales data for 2023. 3 Product definitions: life includes term life, group universal life/group variable universal life, whole life, MetLife federal employees’ group life insurance, estimated Prudential servicemembers’ group life insurance, credit life and accidental death & dismemberment; dental excludes equivalents; disability includes short-term disability and long-term disability; vision is based on dental carriers. 4 Growth 2019-2024 includes annualized results for 2024 based on 3Q2024YTD. 5 Growth based on MetLife internal analysis of publicly reported data in quarterly financial statements/supplements (2019-3Q2024). Peer group includes UNUM, Colonial Life, Prudential Financial, Lincoln Financial, The Hartford, Principal, Aflac US, Voya and Allstate.  37 1 Growth 2019-2024 includes annualized results for 2024 based on 3Q2024YTD. 2 Technology spend January 2020 to 2024E.  39 1 MetLife Book of Business analysis (2024). 2 MetLife internal analysis of publicly available information (2024). 40 1 MetLife Book of Business analysis (2024). 2 MMA Absence, Disability and Leave benchmarking report (2024). 3 MetLife internal analysis based on 2023 and 3Q2024 YTD National Account quoting data. 41 1 MetLife internal analysis of MetLife Book of Business (2024). 43 1 MetLife internal analysis of MetLife Book of Business (2024). 44 1 Market share based on in force premiums from dental (excluding dental equivalents), life, disability, vision, accident & health, legal and pet insurance for 2023. MetLife internal analysis based on 2023 self-reported industry market data (LIMRA) and MetLife Book of Business. 2 MetLife internal analysis based on MetLife Book of Business (2024). 48 1 Reflects $185B in US and UK (RIS - Capital markets only including Global GICs) and $56B in Japan (3Q2019-3Q2024). 2 Reflects $285B in US and UK (RIS) and $93B in Japan at 3Q2024. 50 1 Based on (i) sales of PRT, structured settlements, and income annuities as of 2Q2024 (LIMRA Secure Retirement Institute®); (ii) sales of COLI as of 2Q2024 (IBIS Associates and MetLife market intelligence); (iii) sales of post- retirement benefits (MetLife internal analysis); (iv) sales of capital markets as of 2Q2024 (MetLife internal analysis of publicly available information); (v) sales for longevity reinsurance as of 2022-2023 (Hymans Robertson) and (vi) in- force for stable value defined contribution investment option as of 2Q2024 (Valerian Capital Group). 2 As of 3Q2024. 51 1 Outlook for long-run balance annual growth has been 2%-4% since 2019. 2 Based on sales as of 2Q2024 (LIMRA Secure Retirement Institute®). 3 3Q2019-3Q2024. 4 As of 3Q2024.  52 1 Investment Company Institute’s Quarterly Retirement Market Data (2Q2024). 2 Milliman Pension Funding Index (November 2024). 3 Defined benefit pension schemes - Committees - UK Parliament (March 2024). 4 UK Pensions Regulator (March 2023).  114

Endnotes Slide 54 1 LIMRA Secure Retirement Institute®, US Group Annuity Risk Transfer Survey (1Q2022 to 2Q2024). 2 Hymans Robertson Longevity Reinsurer Volumes Survey (2024). 3 LIMRA Structured Settlements Report, Participants’ report (2023). 4 As of 3Q2023 Pension & Investments List of US Plan Sponsors and Investment Company Institute’s quarterly retirement market data (September 2023). 55 1 Estimated based on 2024 Hymans Robertson Risk Transfer report and 2H2023 Hyman Robertson Buy-outs, Buy-ins and Longevity Hedging report. 2 LIMRA Individual Fixed Annuity Sales report (2023) and LIMRA US Individual Variable Annuity Sales report (2023).  56 1 Based on Japan statutory 2019 and 2023 premium income. 2 General Account AUM at amortized cost, on a constant currency basis. 3 Based on Japan statutory ANP from 2019 to 2023 as reported in Japan statutory financial disclosures. 4 Based on Japan statutory new business ANP from April 2023 to March 2024. MetLife internal analysis based on industry sales data. Product categories for MetLife Japan include single and level premium FX, level premium yen variable life and accident & health. 57 1 International Monetary Fund. 2 Japan National Institute of Population and Social Security Research, 2023 report. 3 Bank of Japan, Flow of Funds 2Q2024 Report. 4 Bank of Japan, Outlook for Economic Activity and Prices, 2024. 5 MetLife Internal model and projections, based on data from Swiss Re Institute, Japan Financial Services Agency, and other Japanese Government agencies. 6 Japan and US as of 2Q2024, US Federal Reserve and Bank of Japan Research and Statistics Department; UK as of 4Q2023, UK Office for National Statistics. 61 Note: See MetLife, Inc.’s Current Report on Form 8-K furnished to the US Securities and Exchange Commission on December 11, 2024. 65 1 Pensions & Investments Managers Ranked by Total Worldwide Institutional Assets Under Management as of 12/31/2023 (2023 rankings). 2 Based on risk adjusted return as seen in slide 67. 3 As of 9/30/2024. At estimated fair value. 4 As of 9/30/2024. 5 Does not include General Account professionals. 66 1 As of 9/30/2024. At estimated fair value. 2 Includes Capital Markets, Index Strategies and Private Equity. 3 Includes Health Service Organization, Endowments & Foundations / Non-Profit, Family Office / High-Net Worth, Fund of Funds, Sovereign Wealth Fund and Supranational / Central Authority. 67 1 As measured by Information Ratio, which measures the return of a portfolio relative to its benchmark and to the level of risk taken in the portfolio as of 9/30/2024 (eVestment). 2 At estimated fair value.  68 1 IPE Research website as of 12/31/2023. 2 Pension & Investments website as of 6/30/2024. 3 Clearwater Analytics Insurance Investment Outsourcing Report 2024 as of 12/31/2023. 4 Kansas State University Department of Agricultural Economics Extension as of 11/20/2024. 115

Endnotes Slide 69 Note: Reflects 2019 to 3Q2024. 1 Includes Corporate Private Placements, Infrastructure Debt, Private Structured Credit, Residential Credit and Middle Market Private Capital for both MII and unaffiliated clients. Does not include Private Equity. 2 Includes Corporate Private Placement, Infrastructure Debt and Private Structured Credit for both MII and unaffiliated clients. Corporate Private Placements and Infrastructure Debt reflect MIM's internal ratings. 3 Includes Corporate Private Placements, Infrastructure Debt, Private Structured Credit, and Residential Credit for both MII and unaffiliated clients. Residential Credit spreads are loss adjusted. Premium to publicly traded corporate bonds calculation methodologies vary by asset class. 4 Includes Corporate Private Placements, Infrastructure Debt, Private Structured Credit, and Residential Whole Loans. Corporate Private Placement and Infrastructure Debt losses represent MII only. Private Structured Credit and Residential Whole Loans represent MII and unaffiliated clients. 70 Note: Reflects 2019 to 3Q2024. 1 MIM internal assessment of bond equivalent rating based on expected loss. 2 Excess spread measurement is based on average life bond equivalent spread at origination of individual CML and AML as compared to non-financial corporate bonds with similar credit quality and tenor, as reported in a licensed MIM Bloomberg Barclays Corporate Bond Benchmark series. 3 Weighted average based on principal balance outstanding. 4 Metrics refer to Real Estate Debt and AML. 71 1 Investment & Pensions Europe website as of 12/31/2023. Based on AUM. 73 1 Casey Quirk Global Demand Model, as of July 2024. 2 US accounts for 86% of 2023 AUM and 86% of 2028E AUM. 78 1 As of 2023. United Nations Population Division website. 2 Life industry market premiums in 2023. Sri Sigma Feb. 2024 report (Mexico, India and China). Susep website (Brazil). 3 GDP, current 2023. World Bank website. 79 1 UBS, Global Wealth Report & Databook 2023. Mature markets include: US, Canada, Advanced EMEA, and Advanced Asia Pacific. 2 Mexico, China and India: Swiss Re Institute World Insurance 2024 report. Brazil: Susep and International Monetary Fund (IMF). Mature markets include: US, Canada, Advanced EMEA, and Advanced Asia-Pacific. 3 Mexico, Brazil and China: McKinsey (2024-2029 projections); India: Swiss Re Institute India’s Insurance Market 2023 report (2023-2032 projection). Mature markets include US from Statista website (2024-2029 projections). 80 1 World Bank. 2023. 2 Swiss Re – World Insurance 2024 report. 3 Based on GWP. McKinsey 2024-2029 projections. 4 Asociación Mexicana de Instituciones de Seguros (AMIS) – La importancia de los seguros de Gastos Médicos (Nov. 2024).  81 1 Dividends paid to its parent companies. 4Q2019-3Q2024. 2 As of 3Q2024. 3 Based on GWP. AMIS website (2023).  83 1 MetLife internal analysis based on AMIS data (2023). 116

Endnotes Slide 84 1 World Bank website. GDP as of 2023. 2 United Nations Population Division for 2023. 3 Insurance penetration for 2023. Swiss Re Institute World Insurance 2024 report. 4 IMF website estimates. 5 People Research on India’s Consumer Economy, 2023 report. 6 Swiss Re Institute World Insurance 2024 report. 85 1 Based on annualized new business premium (ANBP) for April - October 2024. ANBP calculated using 100% of individual regular premium, 10% of Group premium and 10% of individual single premium. India statutory sales disclosures. 2 Based on ANBP for fiscal years (April 2019-March 2024). India statutory sales disclosures. 3 PNB MetLife 2024 EV is based on India EV basis as of March 2024. MetLife held 49% ownership as of November 2024. 4 Industry EV multiples based on Bombay Stock Exchange average of listed peer group market capitalization and stock prices from March 2020-March 2024. 5 Based on number of branches. PNB website, 2024.  86 1 India statutory sales disclosures, based on ANBP, April 2019-March 2024. 2 Penetration is defined as the number of PNB MetLife policies divided by the number of insurable customers at PNB. 87 1 China National Financial Regulatory Administration. 2 EV is based on China Regulatory Traditional EV as of December 2023. MetLife currently holds 50% ownership of the JV. 3 Dividends paid to MetLife, Inc. 4 Based on data from China National/Province Bureau of Statistics (November 2024). 88 1 As of 2023. World Bank (2023). 2 Instituto Brasileiro de Geografia e Estatistica (2023). 3 GWP growth based on McKinsey projections (2024-2029). 4 Federação Brasileira de Bancos (2023).  89 1 Central Bank of Brazil. Number of customers as of 2Q2024. CAGRs 2019-2Q2024.  90 1 In terms of GWP among the top 20 companies operating in Brazil. MetLife internal analysis of publicly available information from Susep. 2 As of 3Q2024. 92 1 Driven by Xcelerator. As of 3Q2024 YTD.  95 1 Next Horizon target of 12-14% communicated at Investor Day 2019, was updated to 13-15% in 4Q2022 earnings call. 2 Represents free cash flow of all holding companies.  117

Endnotes Slide 96 Note: All New Frontier 2024-2029 commitments are shown as compared to Next Horizon commitments made at Investor Day 2019, except as otherwise indicated. 1 Not a Next Horizon commitment. Adjusted EPS growth of 6% from 2019 to 2024, includes annualized results for 2024 based on 3Q2024 YTD. 2 Next Horizon target of 12-14% communicated at Investor Day 2019, was updated to 13-15% in 4Q2022 earnings call. 3 Direct expense ratio target communicated at Investor Day 2019 (adjusted for LDTI approximately +30bps), was updated to 12.3% in 4Q2023 earnings call. 4 Represents free cash flow of all holding companies. 98 1 Next Horizon target of 12-14% communicated at Investor Day 2019, was updated to 13-15% in 4Q2022 earnings call.  99 1 VNB is the present value of future profits net of the cost of capital and time value of guarantees from new sales.  100 1 Excludes Corporate & Other losses of $510M and $710M for 3Q2019 YTD and 3Q2024 YTD, respectively. 101 1 Direct expense ratio target communicated at Investor Day 2019 (adjusted for LDTI approximately +30bps), was updated to 12.3% in 4Q2023 earnings call. 2 Average expense reduction target 2024-2029. 102 1 As of 9/30/2024. At estimated fair value. For further information, see MetLife’s 3Q2024 GA AUM Fact Sheet, which may be accessed through MetLife’s Investor Relations website. 2 Net mortgage loans excludes $7.3 billion of mortgage loans originated for third parties at estimated fair value. 3 Cash and Short-Term Investments includes cash equivalents.  104 1 Represents free cash flow of all holding companies. 105 1 Represents free cash flow of all holding companies. 107 Note: All New Frontier 2024-2029 commitments are shown as compared to Next Horizon commitments made at Investor Day 2019, except as otherwise indicated. 1 Not a Next Horizon commitment. Adjusted EPS growth of 6% from 2019 to 2024, includes annualized results for 2024 based on 3Q2024 YTD. 2 Next Horizon target of 12-14% communicated at Investor Day 2019, was updated to 13-15% in 4Q2022 earnings call. 3 Direct expense ratio target communicated at Investor Day 2019 (adjusted for LDTI approximately +30bps), was updated to 12.3% in 4Q2023 earnings call. 4 Represents free cash flow of all holding companies. 108 For further information about MetLife’s executive leadership team, refer to the Corporate Governance section of MetLife’s website. 118

Confidential – for internal use only

Safe Harbor for forward-looking statements

This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as "anticipate," "are confident," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "project," "should," "target," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, future sales efforts, future expenses, the outcome of contingencies such as legal proceedings, and future trends in operations and financial results.

Many factors determine the results of MetLife, Inc., its subsidiaries and affiliates, and they involve unpredictable risks and uncertainties. Our forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. MetLife, Inc. does not guarantee any future performance. Our results could differ materially from those MetLife, Inc. expresses or implies in forward-looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission, and others, may cause such differences. These factors include:

(1) economic condition difficulties, including risks relating to interest rates, credit spreads, declining equity or debt markets, real estate, obligors and counterparties, government default, currency exchange rates, derivatives, climate change, public health and terrorism and security;
(2) global capital and credit market adversity;
(3) credit facility inaccessibility;
(4) financial strength or credit ratings downgrades;
(5) unavailability, unaffordability, or inadequate reinsurance, including reinsurance risks that arise from reinsurers' credit risk, and the potential shortfall or failure of risk mitigants to protect against such risks;
(6) statutory life insurance reserve financing costs or limited market capacity;
(7) legal, regulatory, and supervisory and enforcement policy changes;
(8) changes in tax rates, tax laws or interpretations;
(9) litigation and regulatory investigations;
(10) unsuccessful efforts to meet all environmental, social, and governance standards or to enhance our sustainability;
(11) MetLife, Inc.'s inability to pay dividends and repurchase common stock;
(12) MetLife, Inc.'s subsidiaries' inability to pay dividends to MetLife, Inc.;
(13) investment defaults, downgrades, or volatility;
(14) investment sales or lending difficulties;
(15) collateral or derivative-related payments;
(16) investment valuations, allowances, or impairments changes;
(17) claims or other results that differ from our estimates, assumptions, or models;
(18) global political, legal, or operational risks;
(19) business competition;
(20) technological changes;
(21) catastrophes;
(22) climate changes or responses to it;
(23) deficiencies in our closed block;
(24) goodwill or other asset impairment, or deferred income tax asset allowance;
(25) impairment of VOBA, value of distribution agreements acquired or value of customer relationships acquired;
(26) product guarantee volatility, costs, and counterparty risks;
(27) risk management failures;
(28) insufficient protection from operational risks;
(29) failure to protect confidentiality and integrity of data or other cybersecurity or disaster recovery failures;
(30) accounting standards changes;
(31) excessive risk-taking;
(32) marketing and distribution difficulties;
(33) pension and other postretirement benefit assumption changes;
(34) inability to protect our intellectual property or avoid infringement claims;
(35) acquisition, integration, growth, disposition, or reorganization difficulties;
(36) Brighthouse Financial, Inc. separation risks;
(37) MetLife, Inc.'s Board of Directors influence over the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; and
(38) legal- and corporate governance-related effects on business combinations.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in subsequent reports to the U.S. Securities and Exchange Commission.

MetLife
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Any references in this presentation (except in this Explanatory Note on Non-GAAP and Other Financial Information and Reconciliations) to: Should be read as, respectively: (i) adjusted earnings; (i) adjusted earnings available to common shareholders, excluding total notable items; (ii) adjusted earnings per share; (ii) adjusted earnings available to common shareholders per diluted common share, excluding total notable items; (iii) adjusted return on equity; and (iii) adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA); and (iv) direct expense ratio. (iv) direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers. In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Financial results in this presentation for 2021-2024 reflect LDTI accounting, pursuant to Financial Accounting Standards Board Accounting Standards Update No. 2018-12, which became effective on January 1, 2023. Financial results for 2019 and 2020 are on a pre-LDTI basis unless otherwise noted. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) total adjusted revenues; (i) total revenues; (ii) total adjusted expenses; (ii) total expenses; (iii) adjusted premiums, fees and other revenues; (iii) premiums, fees and other revenues; (iv) adjusted premiums, fees and other revenues, excluding PRT; (iv) premiums, fees and other revenues; (v) adjusted net investment income; (v) net investment income; (vi) adjusted capitalization of deferred policy acquisition costs (DAC); (vi) capitalization of DAC; (vii) adjusted earnings available to common shareholders; (vii) net income (loss) available to MetLife, Inc.’s common shareholders; (viii) adjusted earnings available to common shareholders, excluding total notable items; (viii) net income (loss) available to MetLife, Inc.’s common shareholders; Explanatory note on non-GAAP and other financial information 120

Explanatory note on non-GAAP and other financial information (continued) The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP (continued): Non-GAAP financial measures: Comparable GAAP financial measures: (ix) adjusted earnings available to common shareholders per diluted common share; (ix) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (x) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; (x) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (xi) adjusted return on equity; (xi) return on equity; (xii) adjusted return on equity, excluding AOCI other than FCTA;; (xii) return on equity; (xiii) adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA); (xiii) return on equity; (xiv) investment portfolio gains (losses); (xiv) net investment gains (losses); (xv) derivative gains (losses); (xv) net derivative gains (losses); (xvi) total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA; (xvi) total MetLife, Inc.’s stockholders’ equity; (xvii) total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA); (xvii) total MetLife, Inc.’s stockholders’ equity; (xviii) book value per common share, excluding AOCI other than FCTA; (xviii) book value per common share; (xix) free cash flow of all holding companies; (xix) MetLife, Inc. (parent company only) net cash provided by (used in) operating activities; (xx) adjusted other expenses; (xx) other expenses; (xxi) adjusted other expenses, net of adjusted capitalization of DAC; (xxi) other expenses, net of capitalization of DAC; (xxii) adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses; (xxii) other expenses, net of capitalization of DAC; (xxiii) adjusted expense ratio; (xxiii) expense ratio; (xxiv) adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT; (xxiv) expense ratio; (xxv) direct expenses; (xxv) other expenses; (xxvi) direct expenses, excluding total notable items related to direct expenses; (xxvi) other expenses; (xxvii) direct expense ratio; and (xxvii) expense ratio; and (xxviii) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xxviii) expense ratio. 121

Explanatory note on non-GAAP and other financial information (continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in other materials available on the MetLife,Inc. Investor Relations webpage at www.metlife.com. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures ◦ adjusted earnings; ◦ adjusted earnings available to common shareholders; ◦ adjusted earnings available to common shareholders on a constant currency basis; ◦ adjusted earnings available to common shareholders, excluding total notable items; ◦ adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; ◦ adjusted earnings available to common shareholders per diluted common share; ◦ adjusted earnings available to common shareholders on a constant currency basis per diluted common share; ◦ adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and ◦ adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP. Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude ( i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments. 122

Explanatory note on non-GAAP and other financial information (continued) Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings: ◦ Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments"). ◦ Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance. ◦ Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts. ◦ Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance. Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Other adjustments are made to the line items indicated in calculating adjusted earnings: ◦ Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit- linked contract costs"). ◦ Other revenues include fee revenue on synthetic guaranteed interest contracts ("GICs") accounted for as freestanding derivatives. ◦ Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements. ◦ Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders. 123

Explanatory note on non-GAAP and other financial information (continued) Investment portfolio gains (losses) and derivative gains (losses) These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses). Return on equity and related measures ◦ Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, net of income tax. ◦ Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax. ◦ Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. ◦ Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. ◦ Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA. ◦ Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA). The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Expense ratio, direct expense ratio, adjusted expense ratio and related measures ◦ Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. ◦ Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses. ◦ Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. ◦ Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. ◦ Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. 124

Explanatory note on non-GAAP and other financial information (continued) Total Assets Under Management (“Total AUM”) is comprised of GA AUM plus Institutional Client AUM (each, as defined below). General Account AUM ("GA AUM") GA AUM is used by MetLife to describe assets in its general account ("GA") investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties (“net mortgage loans”) (including commercial (“net commercial mortgage loans”), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily net commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as net commercial mortgage loans. Institutional Client AUM Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MetLife Investment Management. LLC and certain of its affiliates (“MIM”) manages Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement (“Mandates”). ◦ Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios of MetLife insurance companies, which are managed by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value. ◦ Reinsurance AUM is comprised of GA investments subject to reinsurance arrangements with third-party reinsurers, which are managed by MIM and are generally included in MetLife, Inc.'s consolidated financial statements at estimated fair value. ◦ Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s consolidated financial statements. Asia GA AUM and related measures Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM. Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss. 125

Explanatory note on non-GAAP and other financial information (continued) Statistical sales information: ◦ Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. ◦ Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. ◦ Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook: ◦ Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. ◦ Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block. ◦ MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. ◦ Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. ◦ We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results. 126

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions)	3Q2019 YTD	FY2023	3Q2024 YTD
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 5,185	$ 1,380	$ 2,987
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:			
Less: Net investment gains (losses)	237	(2,824)	(873)
Less: Net derivative gains (losses)	2,093	(2,140)	(720)
Less: Market risk benefit remeasurement gains (losses)	—	994	345
Less: Other adjustments to net income (loss)	(463)	(1,185)	(423)
Less: Provision for income tax (expense) benefit	(600)	1,034	335
Add: Net income (loss) attributable to noncontrolling interests	15	24	14
Adjusted earnings available to common shareholders	3,933	5,525	4,337
Less: Total notable items	(373)	(62)	16
Adjusted earnings available to common shareholders, excluding total notable items	$ 4,306	$ 5,587	$ 4,321

	3Q2019 YTD	FY2023	3Q2024 YTD
Adjusted earnings available to common shareholders, excluding total notable items	$ 4,306	$ 5,587	$ 4,321
Less: Corporate & Other adjusted earnings available to common shareholders, excluding total notable items	(510)	(882)	(710)
Adjusted earnings available to common shareholders, excluding Corporate & Other and total notable items	$ 4,816	$ 6,469	$ 5,031

MetLife
NEW FRONTIER | 127

Equity Details 4Q2023 1Q2024 2Q2024 3Q2024 (In millions, except ratio data) Equity Details Total MetLife, Inc.'s stockholders' equity $ 30,015 $ 28,535 $ 27,252 $ 30,885 Less: Preferred stock 3,818 3,818 3,818 3,818 MetLife, Inc.'s common stockholders' equity 26,197 24,717 23,434 27,067 Less: Net unrealized investment gains (losses), net of income tax (14,323) (16,611) (19,088) (11,531) Future policy benefits discount rate remeasurement gain (losses), net of income tax 2,658 4,773 6,606 2,004 Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax 27 (47) (73) 4 Defined benefit plans adjustment, net of income tax (1,446) (1,421) (1,396) (1,371) Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA 39,281 38,023 37,385 37,961 Less: Accumulated year-to-date total notable items (62) — — 16 Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) $ 39,343 $ 38,023 $ 37,385 $ 37,945 3Q2024 YTD Average Common Stockholders' Equity Average common stockholders' equity $ 25,354 Average common stockholders' equity, excluding AOCI other than FCTA $ 38,163 Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) $ 38,159 Return on Equity1 Return on MetLife, Inc.'s: Common stockholders' equity 15.7% Adjusted return on MetLife, Inc.'s: Common stockholders' equity 22.8% Common stockholders' equity, excluding AOCI other than FCTA 15.2% Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) 15.1% 1 Annualized using year-to-date results. 128

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items FY2023 Group Benefits RIS Asia Latin America EMEA MetLife Holdings Corporate & Other (In millions) Adjusted earnings available to common shareholders $ 1,655 $ 1,708 $ 1,282 $ 840 $ 265 $ 733 $ (958) Less: Total notable items 27 61 (94) — 18 2 (76) Adjusted earnings available to common shareholders, excluding total notable items $ 1,628 $ 1,647 $ 1,376 $ 840 $ 247 $ 731 $ (882) 3Q2024 YTD Group Benefits Latin America MetLife Holdings (In millions) Adjusted earnings available to common shareholders $ 1,190 $ 680 $ 494 Less: Total notable items (58) 4 12 Adjusted earnings available to common shareholders, excluding total notable items $ 1,248 $ 676 $ 482 3Q2019 YTD Group Benefits Latin America MetLife Holdings (In millions) Adjusted earnings available to common shareholders $ 1,019 $ 448 $ 765 Less: Total notable items — 10 (138) Adjusted earnings available to common shareholders, excluding total notable items $ 1,019 $ 438 $ 903 129

Reconciliation of Premiums, Fees and Other Revenues to Adjusted Premiums, Fees and Other Revenues FY2019 3Q2024 YTD (In millions) Group Benefits Premiums, fees and other revenues $ 18,275 $ 18,702 Less: Adjustments to premiums, fees and other revenues: Divested businesses — 16 Adjusted premiums, fees and other revenues $ 18,275 $ 18,686 FY2019 FY2023 (In millions) Mexico Premiums, fees and other revenues $ 1,889 $ 3,118 Less: Adjustments to premiums, fees and other revenues — — Adjusted premiums, fees and other revenues $ 1,889 $ 3,118 130

Glossary of acronyms • AI – artificial intelligence • AML – agriculture mortgage loans • ANP – annualized new premium • APAC – Asia Pacific • AUM – assets under management • AOCI – accumulated other comprehensive income • BPS – basis points • CAGR – compound annual growth rate • COLI – company owned life insurance • CML – commercial mortgage loans • EMEA – Europe, Middle East and Africa • E – estimate • EPS – earnings per share • EV – embedded value • FA – fixed annuities • FIA – fixed indexed annuities • FCTA – foreign currency translation adjustments • FX – foreign exchange • FY – full year • GA – general account • GDP – gross domestic product • GIC – guaranteed investment contract • GWP – gross written premium • IRR – internal rate of return • JV – joint venture • LDTI – long duration targeted improvements • LIMRA – Life Insurance and Market Research Association • M&A – mergers and acquisitions • MLH – MetLife Holdings • MII – MetLife Insurance Investments • MIM – MetLife Investment Management • P&C – Property & Casualty • PFO – premiums, fees and other revenues • PNB – Punjab National Bank • PRT – pension risk transfers • RILA – registered indexed-linked annuity • RIS – Retirement and Income Solutions • ROE – return on equity • TSR – total shareholder return • UK – United Kingdom • USD – US dollar • VA – variable annuities • VNB – value of new business • YTD – year to date 131